November 9, 2006

DREYFUS PREMIER STOCK FUNDS: DREYFUS PREMIER INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated February 1, 2006

     At a meeting of the fund’s Board of Trustees held on November 6, 2006, the Board approved the closing of the fund to new investment accounts effective following the close of business on December 31, 2006 (the "December Closing Date"). With certain exceptions (which are set forth below), fund shareholders who do not own fund shares on the December Closing Date will not be allowed to buy shares of the fund thereafter.

     Exceptions. Shareholders of the fund at the time the fund closes on the December Closing Date may continue to buy shares in existing accounts in the following circumstances.

1.	New accounts may be opened by participants in group employer retirement plans (and their successor plans), provided that the plan sponsor is approved by Dreyfus and has established the fund as an investment option in those type plans by the close of busi- ness on July 2, 2007 (the "July Closing Date").

2.	New accounts may be opened by discretionary wrap programs that have established the fund as an investment option under the discretionary wrap program before the December Closing Date.

3.	Shareholders whose accounts have a zero balance on or after the December Closing Date will be prohibited from reactivating the account or opening a new account, except that investors with zero balance accounts held under discretionary wrap fee programs established by the December Closing Date, or group employer retirement plans that were established prior to the July Closing Date, may continue to make investments in such accounts.

4.	New accounts may be opened for the fund’s primary portfolio managers and Board members who do not have existing accounts.

     Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the applicable Closing Date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the applicable Closing Date.The Board reserves the right to re-open the fund to new investors after a Closing Date should circumstances change.

0720s1106